================================================================================



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 17, 2003


                                    PSC INC.

             (Exact Name of Registrant as Specified in its Charter)

            NEW YORK                   0-9919               16-0969362
            --------                   ------               ----------
 (State or other jurisdiction       (Commission          (I.R.S. Employer
      of incorporation )            File Number)        Identification No.)

   111 S.W. FIFTH AVENUE, SUITE 4100,PORTLAND, OREGON              97204
   --------------------------------------------------              -----
       (Address of principal executive offices)                  (Zip Code)



                                 (503) 553-3920

              (Registrant's telephone number, including area code)

                                 Not applicable

         (Former name or former address; if changed since last report.)



================================================================================

Item 5.   Other Events

         As previously reported, on November 22, 2002, PSC Inc. (the "Company") filed a voluntary bankruptcy petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Since the November 22, 2002 petition date, the Company has operated as a debtor in possession and is in compliance with all bankruptcy reporting requirements.

         As a result of the Chapter 11 proceeding, each month the Company is required to file with the Bankruptcy court a schedule of monthly income and expenses, along with selected balance sheet data (the "Monthly Operating Statement"). On January 17, 2003, the Registrant filed a Monthly Operating Statement with the Bankruptcy Court covering the period of November 22, 2002 to December 31, 2002. This Monthly Operating Statement is filed as Exhibit 99.1 to this Current Report.

         The financial data included in the Monthly Operating Statement is not audited. The Monthly Operating Statement is in a format prescribed by applicable bankruptcy laws. There can be no assurance that, from the perspective of an investor or potential investor in the Company's securities, the Monthly Operating Statement is complete. The Monthly Operating Statement also contains information for periods different from those required in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended ("the Exchange Act"). This information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Results set forth in any Monthly Operating Statement should not be viewed as indicative of future results.

Item 7.  Financial Statements and Exhibits.

(c)       EXHIBITS.
          --------

EXHIBIT NO.           DESCRIPTION

99.1 PSC Inc. Monthly Operating statement for the period from November 22, 2002 to December 31, 2002

FORWARD LOOKING STATEMENTS

                  Certain statements in this Form 8-K are forward-looking statements that involve risk and uncertainties, which may cause actual results to differ materially from the statements made including market potential, regulatory clearances, business growth and other risks listed from time to time in the Company's Securities and Exchange Commission filings. These forward-looking statements represent the Company's judgment, as of the date of this release, and the Company disclaims any intent or obligation to update these forward-looking statements.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          PSC INC.

                          By:    /s/EDWARD J. BOREY
                                 -----------------------------------------------
                          Name:  Edward J. Borey
                          Title: President, Chief Executive Officer and Director

Dated:  February 5, 2003

                                  EXHIBIT INDEX

EXHIBIT NO.          DESCRIPTION

99.1 PSC Inc. Monthly Operating statement for the period from November 22, 2002 to December 31, 2002

MONTHLY OPERATING REPORT                  DEBTOR:                       PSC INC.
                                                          ----------------------

                                          CASE #:                 02-15876 (SMB)
                                                            JOINTLY ADMINISTERED
                                                          ----------------------
                                REPORTING PERIOD:              DECEMBER 31, 2002
                                                          ----------------------

Monthly Operating Report Prepared By Debtor

                                                               -----------------
TABLE OF CONTENTS                                                 Form Number
                                                               -----------------

   Statement of Operations                                           MOR 1
   Balance Sheet                                                     MOR 2
   Cashflow Statement                                                MOR 3
   Schedule of Cash Receipts and Disbursements                       MOR 4
   Schedule of Accounts Payable                                      MOR 5
   Status of Post-Petition Taxes
                Sales Tax                                            MOR 6
                Payroll Taxes                                        MOR 7
                Property Taxes                                       MOR 8
   Accounts Receivable                                               MOR 9
   Debtor Questionnaire And Insurance Certification                  MOR 10
   Notes To Financials                                               MOR 11


   Debtor:             PSC Inc.                         02-15876 (SMB)
                       PSC Scanning, Inc.               02-15877 (SMB)

   Address:            111 SW Fifth Avenue, Suite 4100
                       Portland, OR  97204

   Debtors Attorneys:  Schulte Roth & Zabel LLP
                       919 Third Avenue
                       New York, NY   10022

   CERTIFICATION:
   The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

    /s/ Paul M. Brown                        1/15/2003
   -------------------------------------   -------------------------------------
   Signature of Authorized Individual      Date

                                           Vice President and Chief
   Paul M. Brown                           Financial Officer
   -------------------------------------   -------------------------------------
   Printed Name of Authorized Individual   Title of Authorized Individual

   Indicated if this is an amended statement                         -----------
   by checking here:                           AMENDED STATEMENT:
                                                                     -----------

PSC INC.
CASE #: 02-15876 (SMB)
REPORTING PERIOD: DECEMBER 31, 2002
$ AMOUNTS IN THOUSANDS

                                                             ----------------
                                                                 UNAUDITED
                                                             ----------------
                                                                December 31,
CONSOLIDATED STATEMENT OF OPERATIONS (MOR-1)      (a)               2002     (b)
                                                             ----------------

Sales to third parties                                       $         15,529

Cost of Sales                                                          11,261
                                                             ----------------

      GROSS PROFIT                                                      4,268
                                                             ----------------
Operating Expenses
      Sales & Marketing                                                 3,526
      Engineering, R&D                                                  1,089
      General & Administrative                                          1,304
      Severance & Other Costs                                            (202)
      Debt Restructuring Fees                                             450
      Foreign Curr. (Gain) Loss                                          (212)
      Amortization of Intangibles                                           -
                                                             ----------------
           Total Operating Expenses                                     5,955

      OPERATING PROFIT (LOSS)                                          (1,687)
                                                             ----------------
Other (Income) Expense
      Other (Income) Expense                                           (1,788)
      Interest Expense                                                     77
                                                             ----------------
          Other (Income) Expense                                       (1,711)
                                                             ----------------

INCOME (LOSS) BEFORE TAXES                                   $             24

Tax Provision (Benefit)                                                   338
                                                            -----------------

NET INCOME (LOSS)                                                      $ (314)
                                                            =================









Notes:
(a) This Statement of Operations is for the PSC Inc., on a consolidated basis. All foreign subsidiaries included in this statement are excluded from the Chapter 11 filing of the debtors.

(b) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002.



                                  PAGE 2 OF 13                  SCHEDULE:  MOR-1

PSC INC.
CASE #: 02-15876 (SMB)
REPORTING PERIOD: DECEMBER 31, 2002
$ AMOUNTS IN THOUSANDS

                                           -----------------  ----------------
                                              UNAUDITED          UNAUDITED
                                           -----------------  ----------------
CONSOLIDATED BALANCE SHEET (MOR-2)            11/22/02
                                            (Petition Date)       12/31/02   (a)
                                           -----------------  ----------------
ASSETS
--------------------------------------------
CURRENT ASSETS
     Cash and cash equivalents                         2,328            3,308
     Accounts Receivable - net                        29,643           29,012
     Inventories - net                                22,891           20,121
     Prepaid Expenses and Other                        2,832            3,960
                                               --------------  ---------------
        Total current assets                          57,694           56,401
                                               --------------  ---------------

PROPERTY, PLANT AND EQUIPMENT
     Land                                                  -                -
     Buildings & Improvements                             29               54
     Office Furniture                                 13,966           14,117
     Production Equipment                             17,629           17,719
     Leasehold Improvements                              921              926
                                               --------------  ---------------
        Total property, plant and equipment           32,545           32,816
     Less:  Accumulated Depreciation                 (23,961)         (24,337)
                                               --------------  ---------------
        NET PROPERTY, PLANT AND EQUIPMENT              8,584            8,479
                                               --------------  ---------------
OTHER ASSETS
   Intangibles from Acquisitions                         102               50
   Other Intangibles                                  14,751           15,119
   Other Assets                                         (358)              86
   Less:  Accumulated amortization                    (5,593)          (5,742)
                                               --------------  ---------------
        Total other assets                             8,902            9,513
                                               --------------  ---------------

TOTAL ASSETS                                          75,180           74,393
                                               ==============  ===============






                                  PAGE 3 OF 13                  SCHEDULE:  MOR-2

PSC INC.
CASE #: 02-15876 (SMB)
REPORTING PERIOD: DECEMBER 31, 2002
$ AMOUNTS IN THOUSANDS

                                           -----------------  ----------------
                                               UNAUDITED          UNAUDITED
                                           -----------------  ----------------
CONSOLIDATED BALANCE SHEET (MOR-2)             11/22/02
                                            (Petition Date)       12/31/02   (a)
                                           -----------------  ----------------
LIABILITIES & SHAREHOLDERS' EQUITY
------------------------------------------
LIABILITIES (POST-PETITION)
------------------------------------------
CURRENT LIABILITIES
   DIP Financing Arrangement                             -              4,000
   Accounts Payable                                      -              4,945
   Note Payable                                          -                  -
   Accrued Expenses                                      -                151
   Accrued Interest                                      -                 11
   Deferred Revenue                                      -                131
   Accrued Warranty                                      -                138
   Accrued Taxes/VAT                                     -                 19
   Accrued Royalties                                     -                535
   Accrued Payroll and Commissions                       -                947
   Accr. Acq. Related Restructuring Costs                -                550
   Intercompany payable (receivable)                     -                170
                                              -------------    --------------
        TOTAL CURRENT LIABILITIES                        -             11,597
                                              -------------    --------------

LONG-TERM LIABILITIES

   Deferred Revenue                                      -                  -
   LT Warranty Accrual                                   -                110
   Other LT Liabilities (includes warrants)              -                  -
                                              -------------    --------------
        TOTAL LONG-TERM LIABILITIES                      -                110
                                              -------------    --------------
TOTAL LIABILITIES (POST-PETITION)                        -             11,707
                                              -------------    --------------

LIABILITIES (PRE-PETITION)

-------------------------------------------
CURRENT LIABILITIES

   Secured debt                                     93,462             93,462
   Priority debt                                    29,268             29,268
   Note Payable                                      1,651              1,651
   Accounts Payable                                 17,226              8,463
   Accrued Expenses                                  8,543              6,956
   Accrued Interest                                 14,128             13,927
   Deferred Revenue                                    884                560
   Accrued Warranty                                  1,519              1,387
   Accrued Taxes/VAT                                  (457)                 -
   Accrued Royalties                                 1,637                716
   Accrued Payroll and Commissions                   2,983              1,639
   Accr. Acq. Related Restructuring Costs                -                  -
   Intercompany payable (receivable)                     -                  -
                                              -------------    --------------
        TOTAL CURRENT LIABILITIES                  170,844            158,029
                                              -------------    --------------








LONG-TERM LIABILITIES

   Deferred Revenue                                    550                555
   LT Warranty Accrual                               1,557              1,497
   Other LT Liabilities (includes warrants)            489                495
                                              -------------    --------------
        TOTAL LONG-TERM LIABILITIES                  2,596              2,547
                                              -------------    --------------
TOTAL LIABILITIES (PRE-PETITION)                   173,440            160,576
                                              -------------    --------------
TOTAL LIABILITIES                                  173,440            172,283
                                              -------------    --------------

SHAREHOLDERS' EQUITY

   Common Shares                                       130                130
   Additional Paid-in Capital                       73,078             73,078
   Cumulative Translation Adjustment                (3,277)            (2,593)
   Retained earnings - prepetition                (166,834)          (166,834)
   Retained earnings - postpetition                      -               (314)
   Less:  Treasury Shares                           (1,357)            (1,357)
                                              -------------    --------------
        TOTAL SHAREHOLDERS' EQUITY                 (98,260)           (97,890)
                                              -------------    --------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY          75,180             74,393
                                              =============    ==============


                                  PAGE 4 OF 13                  SCHEDULE:  MOR-2

PSC INC.
CASE #: 02-15876 (SMB)
REPORTING PERIOD: DECEMBER 31, 2002
$ AMOUNTS IN THOUSANDS                                  ---------------------
                                                               UNAUDITED
                                                        ---------------------
CONSOLIDATED STATEMENT OF CASHFLOWS (MOR-3)        (b)          12/31/02     (a)
                                                        ---------------------
CASH FLOWS FROM OPERATING ACTIVITIES
------------------------------------
Net income/(loss)                                                         (314)
    Adjustments to reconcile net income to net cash:
        Depreciation                                                      348
        Amortization                                                       95
        (Gain)/Loss on disposition of assets                                -
        Change in fair value of warrants                                    -
        Changes to Debt Discount                                            -
(INCREASE) DECREASE IN ASSETS:
    Accounts receivable                                                   631
    Inventories                                                         2,770
    Prepaid expenses and other                                         (1,124)
INCREASE (DECREASE) IN LIABILITIES:
    Accounts payable                                                   (6,450)
    Accrued expenses                                                    1,771
    Accrued payroll & commissions                                        (351)
    Other Long-term liabilities                                          (132)
                                                                    ----------
        Net Cash Provided by/(Used in) Operating Activities            (2,756)
                                                                    ----------

CASH FLOWS FROM INVESTING ACTIVITIES
    Capital expenditures, net                                            (243)
    Proceeds from sale of assets                                            -
    Write-off of goodwill                                                   -
    Addition to intangible assets & other long-term assets, net          (706)
                                                                    ----------
        Net Cash Provided by/(Used in) Investing Activities              (949)
                                                                    ----------

CASH FLOWS FROM FINANCING ACTIVITIES

    Additions to Debtor-In-Possession Financing Arrangement             4,000
    Additions (Payments) of long-term debt                                  1
    Net proceeds from exercise of options and sale of stocks                -
    Tax benefit from exercise or early disposition of stock options         -
                                                                    ----------
        Net Cash Provided by/(Used in) Financing Activities             4,001
                                                                    ----------

Effect of Exchange Rate Changes on Cash & Cash Equivalents                 684
                                                                    -----------

Net Increase (Decrease) in Cash & Cash Equivalents                         980
CASH AND CASH EQUIVALENTS, beginning of period                           2,328
                                                                    -----------
CASH AND CASH EQUIVALENTS, end of period                                 3,308
                                                                    ===========


Notes:

(a) This Statement of Cashflows is for the PSC Inc., on a consolidated basis. All foreign subsidiaries included in this statement are excluded from the Chapter 11 filing of the debtors.

(b) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002.


                                  PAGE 5 OF 13                  SCHEDULE:  MOR-3

PSC INC.
CASE #: 02-15876 (SMB)
REPORTING PERIOD: DECEMBER 31, 2002
$ AMOUNTS IN THOUSANDS
                                                               -----------------
                                                                    UNAUDITED
                                                               -----------------
SCHEDULE OF CASH RECEIPTS & DISBURSEMENTS (MOR-4)      (a), (b)      12/31/02
                                                               -----------------
Cash Receipts
-------------------------------------------------------

Accounts Receivable Collections                                        10,394
Cash Repatriations From International Subsidiaries                      3,681
Additions to Post-Petition Debt                                         4,000
Other Cash Receipts                                                         -
                                                               ---------------
   Total Cash Receipts                                                 18,075
                                                               ---------------
OPERATING DISBURSEMENTS                                (c)
-------------------------------------------------------

Payroll and Payroll Taxes                                               2,638
Accounts Payable And Accrued Liabilities                               11,774
Consulting and Professionals In The Normal Course                         201
Royalty Payments                                                          921
Director & Officer Liability Insurance Payments                           307
Rents                                                                     221
Capital Expenditures                                                      468
                                                               ---------------
TOTAL OPERATING DISBURSEMENTS                                          16,530
                                                               ---------------
BANKRUPTCY-RELATED FEES AND EXPENSES
-------------------------------------------------------

Payments To Professionals                                                   -
US Trustee Fees                                                             -
Court Costs                                                                 -
Other Costs                                                                 -
                                                               ---------------
TOTAL BANKRUPTCY-RELATED FEES AND EXPENSES                                  -
                                                               ---------------
TOTAL CASH DISBURSEMENTS                                               16,530
                                                               ---------------

Net Change In Cash                                                      1,545
Beginning Cash Balance, US Bank Accounts                                 (282)
                                                               ---------------
ENDING CASH BALANCE, US BANK ACCOUNTS                                   1,263
                                                               ===============
RECONCILIATION TO BALANCE SHEET:
Cash - US Bank Accounts                                                 1,263
Cash - International Bank Accounts (Not In Chapter 11)                  2,045
                                                               ---------------
TOTAL CASH PER BALANCE SHEET                                            3,308
                                                               ===============


(a) This schedule of Cash Receipts And Disbursements is related to US-only disbursements that are treated in accordance with the Chapter 11 provisions. International revenues and expenses are excluded. Note that Cash Repatriations From International Subsidiaries is the net cash swept from foreign cash collections, after local disbursements.

(b) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002.

(c) Includes payment of Court-approved Pre-Petition items.


                                  PAGE 6 OF 13                  SCHEDULE:  MOR-4

PSC, INC.
PSC INC.
Case #: 02-15876 (SMB)
Reporting Period: December 31, 2002
$ Amounts in thousands
                                                         --------------------
                                                              UNAUDITED
                                                         --------------------

SCHEDULE OF ACCOUNTS PAYABLE (MOR-5)                          12/31/02
                                                         --------------------

Trade Accounts Payable
US Pre-Petition Accounts Payable                                       7,870
US Post-Petition Accounts Payable                                      4,945
Foreign Subsidiary Accounts Payable                                      593
                                                         --------------------
     TOTAL CONSOLIDATED ACCOUNTS PAYABLE                              13,408
                                                         ====================


                                                         --------------------
                                                               Payable
INTERCOMPANY TRADE ACCOUNTS                (a)               (Receivable)
                                                         --------------------
     PSC Inc.  (debtor)                                                9,715
     PSC Scanning, Inc  (debtor)                                     (19,765)
     PSC UK                                                             (233)
     PSC France                                                          686
     PSC Italy                                                         2,551
     PSC Germany                                                       3,559
     PSC Australia                                                        10
     PSC Japan                                                           268
     Consolidation Eliminations                                        3,209
                                                         --------------------
     TOTAL INTERCOMPANY TRADE ACCOUNTS                                     -
                                                         ====================










Note:

(a) All cash flows within subsidiaries flow from the foreign subsidiaries to the domestic debtors. There are no cash disbursements from the debtors to non-debtor subsidiaries.


                                  PAGE 7 OF 13                  SCHEDULE:  MOR-5


PSC INC.
CASE #:   02-15876 (SMB)                                                                                              -------------
REPORTING PERIOD:   DECEMBER 31, 2002                                                                                   UNAUDITED
                                                                                                                      -------------
SCHEDULE OF SALES AND USE TAXES (MOR-6)

                               ---------------    ----------------------------------------------------------------------------------
                                GROSS TAXABLE
                                   SALES                              SALES & USE TAX LIABILITY
                               ---------------    ----------------------------------------------------------------------------------
                                 DECEMBER 31,     11/22/02 BALANCE  TOTAL COLLECTIONS  PAYMENTS MADE  PAYMENT DATE  12/31/02 BALANCE
Jurisdiction                         2002     (a)
----------------------------------------------    ----------------------------------------------------------------------------------

Canada                            (11,771)                    731              787                -                          1,518
Arkansas                              (88)                    202                6                -                            208
Arizona                            (2,283)                 (7,533)             148                -                         (7,386)
California                         (8,543)                 (2,319)             667              (40)     12/19/02           (1,692)
Colorado                           (5,930)                    327              201             (316)     12/18/02              212
Florida                           (20,712)                  3,898            1,382           (3,898)     12/19/02            1,382
Georgia                           (15,663)                  3,122              995           (3,032)     12/18/02            1,085
Hawaii/adj to be made                                         (22)               -                -                            (22)
Illinois                          (26,986)                    696            1,666             (684)     12/13/02            1,678
Indiana                            (2,785)                 (9,324)             163                -                         (9,162)
Louisiana/adj to be made                                       (6)               -                -                             (6)
Massachusetts                      (4,241)                   (873)             208                -                           (665)
Maryland                             (628)                     95               31                -                            126
Michigan                                                      708              820             (708)     12/12/02              820
Minnesota                          (6,317)                  3,456              410                -                          3,866
Minnesota/adj to be made                                    1,305                -                -                          1,305
North Carolina                   (164,528)                  1,005           11,372           (1,005)     12/12/02           11,372
New Jersey                         43,745                  (4,113)          (2,580)               -                         (6,693)
New York                          (15,156)                    629            1,116             (479)     12/18/02            1,266
Ohio                              (17,908)                    613           (1,327)            (609)     12/18/02           (1,322)
Oklahoma                                                      (46)               -                -                            (46)
Pennsylvania                      (18,283)                    389            1,139             (385)     12/18/02            1,143
Tennessee                         (21,175)                 (2,825)           1,948                -                           (877)
Texas                             (38,394)                  3,133            3,104           (3,118)     12/18/02            3,120
Virginia                          (28,717)                    278            1,268             (271)     12/18/02            1,275
Washington                          6,939                     266             (616)            (266)     12/18/02             (616)
Posting errors to be adj                                       76                -                -                             76
                                                                -                -                -                              -
                             -------------           -----------------------------------------------                   -------------
Total                            (359,423)                 (6,132)          22,909          (14,809)                         1,967
                             =============           ===============================================



(a) Reporting period for December 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002.



                                                                         PAGE 8 OF 13                  SCHEDULE:  MOR-6


PSC INC.
CASE #: 02-15876 (SMB)                                                                                                -------------
REPORTING PERIOD: DECEMBER 31, 2002                                                                                     UNAUDITED
                                                                                                                      -------------
SCHEDULE OF PAYROLL & PAYROLL TAXES (MOR-7)    (a)

                 ----------------------------------------------------  -----------------------------------------------
                               GROSS SALARY/WAGES PAID                            EMPLOYEE PAYROLL TAXES WITHHELD
                 ---------------------------------------------------- ------------------------------------------------
                     Pre      Post                                       Pre      Post
 Jurisdiction     11/22/02  11/22/02   12/20/02  12/24/02   Total     11/22/02  11/22/02  12/20/02  12/24/02  Total
---------------  ---------------------------------------------------  ------------------------------------------------
                   109,855  1,139,482  1,298,464  247,068  2,794,869
Federal                                                                  9,183    83,483   164,321    28,369  285,357
EIC                                                                         (4)      (33)      (49)               (85)
Social Security                                                          3,338    30,350    51,532     1,442   86,662
Medicare                                                                 1,078     9,797    18,364     3,580   32,819
FUTA                                                                                                                -
California                                                                  91       824     1,466              2,381
Colorado                                                                    10        93       474                577
Florida                                                                                                             -
Georgia                                                                     87       794     2,201       365    3,448
Indiana                                                                      6        50        78                133
Massachusetts                                                               10        89       155                254
Maryland                                                                    67       608       210       225    1,110
North Carolina                                                              10        90       189                289
New Jersey                                                                   5        41       307                353
Nevada                                                                                                              -
New York                                                                    70       636       810              1,516
Ohio                                                                        20     1,543     3,363       400    5,325
Oregon                                                                   3,664    33,310    60,061     3,012  100,047
Pennslyvania                                                                34       313       631                979
Texas                                                                                                               -
Utah                                                                        10        90       137                236
Washington                                                                                                          -
Canada                 528      5,113      6,714               12,355      216     1,430     2,113              3,758

                   --------------------------------------------------   ---------------------------------------------
Total              110,383  1,144,595  1,305,178   247,068  2,807,224   17,894   163,508   306,363    37,393  525,159
                   ==================================================   =============================================



---------------------------------------------------   ----------------------------------------------------
         EMPLOYER PAYROLL TAX CONTRIBUTIONS                            DATES TAXES REMITTED
---------------------------------------------------   ----------------------------------------------------
   Pre        Post
 11/22/02   11/22/02   12/20/02   12/24/02   Total      Pre 12/06     Pre 12/06     12/20/02    12/24/02
---------------------------------------------------   ----------------------------------------------------
                                                 -      12/6/2002     12/6/2002     12/20/2002  12/24/2002
                                                 -      12/6/2002     12/6/2002     12/20/2002  12/24/2002
  3,338      30,350     51,532     1,442    86,662      12/6/2002     12/6/2002     12/20/2002  12/24/2002
  1,078       9,797     18,364     3,580    32,819      12/6/2002     12/6/2002     12/20/2002  12/24/2002
      3          28        226         1       257      12/6/2002     12/6/2002     12/20/2002  12/24/2002
                                                 -      12/6/2002     12/6/2002     12/20/2002  12/24/2002
                                                 -      12/6/2002     12/6/2002     12/20/2002  12/24/2002
                                                 -      12/6/2002     12/6/2002     12/20/2002  12/24/2002
                                                 -      12/6/2002     12/6/2002     12/20/2002  12/24/2002
                                                 -      12/6/2002     12/6/2002     12/20/2002  12/24/2002
                                                 -      12/6/2002     12/6/2002     12/20/2002  12/24/2002
                                                 -      12/6/2002     12/6/2002     12/20/2002  12/24/2002
                                                 -      12/6/2002     12/6/2002     12/20/2002  12/24/2002
                            88                  88      12/6/2002     12/6/2002     12/20/2002  12/24/2002
                                                 -      12/6/2002     12/6/2002     12/20/2002  12/24/2002
                                                 -      12/6/2002     12/6/2002     12/20/2002  12/24/2002
                                                 -      12/6/2002     12/6/2002     12/20/2002  12/24/2002
    252       2,287      4,470        24     7,033      12/6/2002     12/6/2002     12/20/2002  12/24/2002
                                                 -      12/6/2002     12/6/2002     12/20/2002  12/24/2002
                                                 -      12/6/2002     12/6/2002     12/20/2002  12/24/2002
                                                 -      12/6/2002     12/6/2002     12/20/2002  12/24/2002
                                                 -      12/6/2002     12/6/2002     12/20/2002  12/24/2002
      8          62         70                 139      12/5/2002     12/5/2002     12/19/2002  12/24/2002
                                                 -
--------------------------------------------------
  4,678      42,524     74,749     5,046   126,997
==================================================



(a) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002.



                                                                         PAGE 9 OF 13                  SCHEDULE:  MOR-7


PSC INC.
CASE #: 02-15876 (SMB)                                                                                                -------------
REPORTING PERIOD: DECEMBER 31, 2002                                                                                     UNAUDITED
                                                                                                                      -------------
SCHEDULE OF PROPERTY TAXES (MOR-8)

                                                                         ----------------------------------------------------------
                                                                                               PROPERTY TAXES
                                                                         ----------------------------------------------------------
                                                                         11/22 - 12/31   Accrued
     Jurisdication          Location           Asset Description           Expensed     Liability    Total     Paid     Date Paid
-----------------------------------------------------------------------  ----------------------------------------------------------

Boulder County            Boulder, CO        Tooling (scrapped in 2001)                                            -
Orange County             Santa Ana, CA      Tooling                                                               -
Miami Dade County         Miami, CA          office furniture/equip                                                -
Citicorp Vendor Finance   Philadelphia, PA   2 photo copiers                                                       -
GE Capital                Pasadena, CA       14 Sharp photo copiers
Siemens Financial         Chicago, IL        Manufacturing Equip.              3,943                   3,943   3,943       37,616
Siemens Financial         Chicago, IL        Manufacturing Equip.              1,451                   1,451   1,451       37,616
Siemens Financial         Chicago, IL        Manufacturing Equip.              2,386                   2,386   2,386       37,616
Clark County              Vancouver, WA      Tooling                          34,233                  34,233       -     Not Due
Lane County               Eugene, OR         various asset classes                         24,249     24,249       -     Not Due
Multnomah County          Portland, OR       office furniture/equip                                        -
                                                                           -------------------------------------------
TOTAL                                                                         42,013       24,249     66,262   7,780
                                                                           ===========================================



                                                                         PAGE 10 OF 13                  SCHEDULE:  MOR-8


PSC INC.
CASE #: 02-15876 (SMB)                                                                                                -------------
REPORTING PERIOD: DECEMBER 31, 2002                                                                                     UNAUDITED
                                                                                                                      -------------
SCHEDULE OF INCOME TAXES (MOR-9)

                             ---------------------------------------------------------------------------------------------
                                  11/22/2002          TAX         TAX           TAX             TAX          12/31/2002
                                TAX LIABILITY       REFUNDS       DUE         WITHHELD        PAYMENTS     TAX LIABILITY
                             ---------------------------------------------------------------------------------------------
Federal Income Tax                          -              -         -                             -               -

State Income Tax                            -              -         -                             -               -
      Pennsalvania Refund                   -     (10,619.00)        -                             -               -
      NY State Refund                       -      (6,488.00)        -                             -               -

Foreign Income Tax                          -              -         -       31,500.00      (31,500.00)            -



                             --------------------------------------------------------------------------------------------
TOTAL                                       -     (17,107.00)        -       31,500.00      (31,500.00)            -
                             ============================================================================================




                                                                         PAGE 11 OF 13                  SCHEDULE:  MOR-9

PSC INC.
CASE #: 02-15876 (SMB)
REPORTING PERIOD: DECEMBER 31, 2002
$ AMOUNTS IN THOUSANDS

SCHEDULE OF ACCOUNTS RECEIVABLE (MOR-9)
                                                             ------------------
                                                                 UNAUDITED
                                                             ------------------
                                                                December 31,
                                                                    2002
                                                             ------------------
US                                                                    15,000
Europe                                                                12,744
Asia                                                                   1,889
Total Accounts Receiveable                                            29,633
                                                           ------------------
Allowance For Doubtful Accounts                                         (621)
                                                           ------------------
    Net Accounts Receivable                                           29,012
                                                           ==================



                                 PAGE 12 OF 13                  SCHEDULE:  MOR-9

PSC INC.
Case #: 02-15876 (SMB)
Reporting Period: December 31, 2002

DEBTOR QUESTIONNAIRE (MOR-10)

                                                           ---------------------
                                                             December 31, 2002
--------------------------------------------------------------------------------
Must be completed each month                                    Yes        No
--------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the                    X
   normal course of business this period? If yes, provide an explantion below.

2. Have any funds been disbursed for any account other                     X
   than a debtor in possession account this reporting period? If yes, provide an explanation below.

3. Have all postpetition tax returns been timely filed?          X
   If no, provide an explanation below.

4. Are workers compensation and general liability and other      X
   necessary insurance coverages in effect? If no, provide an explanation below.

5. All insurance policies are fully paid for the current period. X

6. All amounts relating to workers compensation and              X
   disability insurance have been paid for the current period.




                                 PAGE 13 OF 13                  SCHEDULE: MOR-10

PSC INC.
CASE#: 02-15876 (SMB)
REPORTING PERIOD:  DECEMBER 31, 2002

NOTES TO FINANCIALS

1.  THE COMPANY

The accompanying financial statements are comprised of the accounts of PSC Inc. (a New York corporation) (the Company) and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation. Certain schedules have been provided to provide direct cash receipts and disbursement information that relates solely to the debtors.

On November 22, 2002, PSC Inc. and PSC Scanning, Inc. (both US corporations) (the debtors) filed for protection from creditors under Chapter 11, of the US Bankruptcy Code. The Company filed a Plan of Reorganization outlining its anticipated treatment of various creditor classes on the same date. At the time of the filing, the debtors had negotiated a Debtor-In-Possession financing arrangement (DIP financing) to provide up to $20 million in working capital for the period of reorganization, subject to certain performance covenants. This DIP financing was subsequently approved by the Bankruptcy Court. As of December 31, 2002, the Company was in compliance with all performance covenants.


2.  SUMMARY OF SIGNIFIGANT ACCOUNTING POLICIES

The accompanying unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an on-going basis, we evaluate our estimates, including those related to revenue recognition, bad debts, inventories, warranty obligations, and income taxes. We base our estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions. We believe the following critical accounting policies and the related judgments and estimates affect the preparation of our consolidated financial statements.

REVENUE RECOGNITION. Our policy is to recognize revenue upon delivery of our products to our customers and the fulfillment of all contractual terms and conditions, pursuant to the guidance provided by Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements (SAB 101), issued by the Securities and Exchange Commission.

Revenue related to the sales of the Company's scanning products is generally recognized when products are shipped or services are rendered, the risk of loss has passed to the customer, the sales price is fixed or determinable, and collectibility is reasonably assured. Some distributors and dealer agreements allow for return of product and/or price protection under certain conditions within limited time periods. The Company maintains a reserve for sales returns and price adjustments based on historical experience and other qualitative


                                 PAGE 1 OF 3                              MOR-11
factors. Estimated sales returns and price protection amounts are reserved for against revenue in the month in which it is recognized. These estimates have not differed materially from actual results. Service and maintenance sales are recognized over the contract term.

ALLOWANCE FOR DOUBTFUL ACCOUNTS. Our policy is to maintain allowances for estimated losses resulting from the inability of our customers to make required payments. Credit limits are established through a process of reviewing the financial history and stability of each customer. Where appropriate, we obtain credit rating reports and financial statements of the customer when determining or modifying their credit limits. We regularly evaluate the collectibility of our trade receivable balances based on a combination of factors. When a customer's account balance becomes past due, we initiate dialogue with the customer to determine the cause. If it is determined that the customer will be unable to meet its financial obligation to us, such as in the case of a bankruptcy filing, deterioration in the customer's operating results or financial position or other material events impacting their business, we record a specific allowance to reduce the related receivable to the amount we expect to recover given all information presently available.

We also record an allowance for all other customers based on certain other factors including the length of time the receivables are past due and historical collection experience with individual customers. If the financial conditions of those customers were to deteriorate, however, resulting in their inability to make payments, we may need to record additional allowances, which would result in additional selling, general and administrative expenses being recorded for the period in which such determination was made.

INVENTORY RESERVES. As a designer and manufacturer of bar code verification products, we are exposed to a number of economic and industry factors that could result in portions of our inventory becoming either obsolete or in excess of anticipated usage. These factors include, but are not limited to, technological changes in our markets, our ability to meet changing customer requirements, competitive pressures in products and prices, and the availability of key components from our suppliers. Our policy is to establish inventory reserves when conditions exist that suggest that our inventory may be in excess of anticipated demand, or is obsolete based upon our assumptions about future demand for our products and market conditions. We regularly evaluate the ability to realize the value of our inventory based on a combination of factors including the following: historical usage rates, forecasted sales or usage, product end of life dates, estimated current and future market values and new product introductions. Purchasing requirements and alternative usage avenues are explored within these processes to mitigate inventory exposure. When recorded, our reserves are intended to reduce the carrying value of our inventory to its net realizable value.

PRODUCT WARRANTIES. Our products are sold with warranty provisions that require us to remedy deficiencies in quality or performance of our products over a specified period of time at no cost to our customers. Our policy is to establish warranty reserves at levels that represent our estimate of the costs that will be incurred to fulfill those warranty requirements at the time that revenue is recognized. We believe that our recorded liability at December 31, 2002, is adequate to cover our future cost of materials, labor and overhead for the servicing of our products sold through that date. If actual product failures, or material or service delivery costs differ from our estimates, our warranty liability would need to be revised accordingly.

INCOME TAXES. The Company has recorded a valuation allowance to reduce our deferred tax assets to the amount that is more likely than not to be realized.


                                 PAGE 2 OF 3                              MOR-11

The Company has assessed the valuation allowance based upon our estimate of future taxable income covering a relatively short time horizon given the volatility in the markets we serve and our historic operating results. External market data is considered in this evaluation. The availability of tax planning strategies to utilize our recorded deferred tax assets is also considered.

DEBT. Prepetition senior secured and subordinated unsecured debt was acquired from the Company's prior lenders by affiliates of Littlejohn & Co., LLC (Littlejohn), a private investment firm based in Greenwich, Connecticut. Littlejohn makes control equity investments in mid-sized companies that can benefit from operational or financial restructuring. Immediately following the debt purchase, and agreement with the terms of an arrangement between Littlejohn and the Company, the debtors filed a petition from protection from creditors under Chapter 11 of the US Bankruptcy Code. Simultaneously with the filing of the bankruptcy petition, the debtors also filed a Plan of Reorganization (the
Plan) which, among other provisions, contemplates that all pre-petition debt will be converted to equity upon confirmation of the Plan

As an integral part of the arrangement between Littlejohn and the Company, a DIP financing arrangement was agreed upon, to provide working capital financing during the period of reorganization, for amounts up to $20 million. The DIP financing arrangement provides that the Company maintain certain financial and non-financial performance covenants, including minimum revenue, cash receipts and cash disbursements results and well as cash flow and EBITDA performance measurements. In addition, there are certain non-financial performance measures related to progressing efficiently through the reorganization process. The DIP financing arrangement expires on March 31, 2003.

GOODWILL. In November 2002, in conjunction with the filing of the Chapter 11 reorganization, all goodwill was determined to be impaired. The write-off resulted in a charge of $63 million recorded in November 2002.




                                 PAGE 3 OF 3                              MOR-11